UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ASA Gold and Precious Metals Limited

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

☐	Fee paid previously with preliminary materials.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED FEBRUARY 1, 2024

ASA GOLD AND PRECIOUS METALS LIMITED

Three Canal Plaza
Portland, Maine 04101

[●], 2024

Dear Shareholder,

You are cordially invited to virtually attend the Annual General Meeting of Shareholders of ASA Gold and Precious Metals Limited (the “Company”), to be held via live webcast on April 26, 2024 (the “Meeting”). At the Meeting, you will be asked to consider: (1) the election of four directors to the Company’s Board of Directors, (2) the ratification and approval of the appointment of Tait, Weller & Baker LLP as the Company’s independent auditors for the fiscal year ending November 30, 2024, and the authorization of the Nominating, Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration, (3) a proposal to increase the shareholder vote required to change the Company’s fundamental investment policies and (4) a proposal to increase the Company’s authorized share capital. The Board of Directors has considered each of these proposals and unanimously recommends that you vote FOR each proposal.

During the Meeting, management will make available the Company’s audited financial statements for the fiscal year ended November 30, 2023. Further details of the business to be transacted at the Meeting can be found in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement. Your vote is important!

We are holding a virtual only meeting this year in order to enable participation by the broadest number of shareholders possible, to save costs compared to a physical meeting, and because we believe that a virtual format will enable shareholders to participate in the Meeting more easily. Shareholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity. There will not be a physical location for our Meeting, and you will not be able to attend the Meeting in person. Additional information on how to participate in the Meeting can be found below.

Saba Capital Management, L.P. and its affiliates (“Saba”) has informed the Company that Saba would be nominating four individuals to stand for election to the Company’s Board of Directors at the Meeting. In the event you receive any proxy materials from Saba or any of its affiliates, the Company urges you to discard and not to sign, return or vote on any gold proxy card that may be sent to you by or on behalf of Saba. If you have already voted using a proxy card sent to you by Saba, you can revoke it by voting using the accompanying WHITE proxy card. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Meeting. The Company is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Saba or any of its affiliates or any other statements that it may otherwise make.

Whether or not you are able to attend the virtual meeting, it is important that your shares be represented at the Meeting. Accordingly, the Company asks that you please sign, date, and return the enclosed WHITE proxy card at your earliest convenience. As an alternative to using the WHITE proxy card to vote, you may vote by telephone or via the Internet. Please follow the instructions on the enclosed WHITE proxy card.

The Board of Directors extends our appreciation for your continued support. In addition, we welcome comments and thoughts from all our shareholders. Please feel free to contact us at (650) 376-3135 or (800) 432-3378, or by submitting a message at www.asaltd.com/contact.

Sincerely yours,

Mary Joan Hoene
Chair of the Board

Please give all of this information your careful attention. It is important that your shares be represented at the Meeting. Whether or not you plan to attend the virtual Meeting, you are requested to promptly complete, sign, and return the enclosed WHITE proxy card as soon as possible. You may also vote your shares via the Internet or by telephone as discussed in the Proxy Statement. Returning a signed proxy card or authorizing a proxy by telephone or via the Internet to vote your shares will not prevent you from voting your shares during the webcast if you subsequently choose to attend the virtual Meeting, but your presence (without further action) at the virtual Meeting will not in itself constitute a revocation of a previously delivered proxy.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your WHITE proxy card properly.

(1)	Individual Accounts: Sign your name exactly as it appears in the registration on the WHITE proxy card.

(2)	Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the WHITE proxy card.

(3)	Other Accounts: The capacity of the individual signing the WHITE proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

(1)	Read the Proxy Statement and have your WHITE Proxy Card handy.

(2)	Call the toll-free number or visit the web site indicated on your WHITE Proxy Card.

(3)	Enter the number found in the shaded box on the front of your WHITE Proxy Card.

(4)	Follow the recorded or on-line instructions to cast your vote.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

While the Company strongly encourages you to read the full text of the enclosed Proxy Statement, the Company is providing the following brief overview of the proposals in the accompanying Proxy Statement in “question and answer” format, to help you better understand and vote on these proposals. Your vote is important. Please vote on the WHITE proxy card.

Question:	Why are you sending me this information?

Answer:	You are receiving these materials because as of the close of business on January 19, 2024 (the “Record Date”) you owned shares of ASA Gold and Precious Metals Limited (the “Company”) and, as a result, have the right to vote on proposals relating to the Company at the Annual General Meeting of Shareholders to be held on April 26, 2024 at 10:00 a.m., Eastern Time.

Question:	What proposals will be acted upon at the Meeting?

Answer:	At the Meeting, you will be asked: (i) to elect four directors to the Company’s Board of Directors (the “Board”), (ii) to ratify and approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2024, and to authorize the Nominating, Audit and Ethics Committee of the Board to set the independent auditors’ remuneration, (iii) to approve an increase of the shareholder vote required to change the Company’s fundamental investment policies and (iv) to approve an increase to the Company’s authorized share capital.

Question:	How does the Board recommend that I vote?

Answer:	After careful consideration, the Board, which is composed of one “interested” director and three directors who are not “interested persons” of the Company (each, an “Independent Director”) as that term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), recommends that you vote FOR each proposal using the WHITE proxy card, in order to elect Mary Joan Hoene, Bruce Hansen, William Donovan, and Alexander Merk (the “Company Nominees”) as directors of the Company.

Question:	How can I view and participate in the virtual Meeting?

Answer:	Shareholders as of the Record Date are invited to attend the virtual Meeting. Shareholders may watch and participate in the Meeting virtually by registering at www.merkinvestments.com/asa- shareholder-meeting and navigating to the unique URL provided during the registration process.

Question:	When can I join the virtual Meeting?

Answer:	You may log into the Meeting platform by navigating to the unique URL provided during the registration process at any time prior to the commencement of the Meeting on April 26, 2024. The meeting will begin promptly at 10:00 a.m. Eastern Time.

Question:	How can I ask questions?

Answer:	We encourage you to submit your questions in advance of the Meeting. This may be accomplished by submitting your questions during the registration process identified above. Questions can also be submitted in writing at any time during the Meeting by clicking the “Ask a Question” button, typing the question into the space provided in the virtual meeting platform, and clicking the “Submit” button.

Question:	Why did the Board decide to proceed with a virtual format for the Meeting?

Answer:	Our Meeting will be a virtual meeting format only, where shareholders may participate by accessing a website using the Internet. There will not be a physical meeting location. We are holding a virtual only meeting this year to enable participation by the broadest number of shareholders possible, to save costs compared to a physical meeting, and because we believe that a virtual format will enable shareholders to participate in the Meeting more easily. We have designed the virtual Meeting to provide the same rights and opportunities to participate as shareholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. A virtual meeting will also provide an additional opportunity for shareholders to communicate with the Board by submitting questions before and during the Meeting through the virtual meeting platform, and it eliminates many of the costs associated with hosting a physical meeting, which will benefit both our shareholders and the Company.

Question:	Why am I being asked to elect four directors to the Company’s Board?

Answer:	Each of the Company’s directors serves a term of office that generally commences, and subsequently ends, at an Annual General Meeting of Shareholders. At its January 31, 2024 meeting, the Board, upon Committee recommendation, nominated four individuals for election as directors, William Donovan, Bruce Hansen, Mary Joan Hoene, and Alexander Merk, each to hold office as a director of the Company until the next Annual General Meeting of Shareholders. Messrs. Donovan, and Hansen and Ms. Hoene are each a current Independent Director of the Company. Mr. Merk is a current interested director of the Company.

Question:	Why are the Company’s shareholders asked to ratify the Board’s appointment of the Company’s independent auditor and authorize the Nominating, Audit and Ethics Committee of the Board to set the independent auditor’s remuneration?

Answer:	Section 89 of the Companies Act 1981 of Bermuda (the “Companies Act”) grants ultimate authority to appoint the Company’s independent auditors to the shareholders of the Company. The independent auditor is nominated by the Nominating, Audit and Ethics Committee of the Board, which submits the nomination to the Board for approval and further submits to the Company’s shareholders for approval of the appointment. The Companies Act dictates that the independent auditor will hold office until the close of the next Annual General Meeting. Additionally, the Companies Act provides that the Board may set the remuneration of an independent auditor approved by the shareholders of the Company if the shareholders authorize them to do so.

Question:	Why am I being asked to approve an increase to the shareholder vote required to change the Company’s fundamental investment policies?

Answer:	The Board believes that the vast majority of shareholders have invested in the Company because of its fundamental investment policies, including the fundamental policy of the Company that at least 80% of its total assets must be invested in companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, or held as bullion or other direct forms of gold, silver, platinum or other precious minerals, and/or invested in securities of investment companies, including exchange-traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion.

The Board believes that a change of such policies should require a supermajority vote (rather than the current majority vote requirement) in order to assure that such a significant change has the widespread support by the Company’s shareholders. The proposed increase to the shareholder vote required to change the Company’s fundamental investment policies is intended to address the risk that a concentrated minority shareholder could achieve control of the Company through forgiving director election standards that do not require widespread shareholder support for election, and afterwards seek and rather easily obtain fundamental changes to the Company inconsistent with the Company’s investment purpose, similarly without widespread shareholder support.

Question:	Why am I being asked to approve an increase to the Company’s authorized share capital?

Answer:	The purposes of the Authorized Share Capital Increase (as defined in the Proxy Statement) are to provide the Company with the flexibility to conduct future issuances of common shares (i) in connection with potential future capital raises or equity financing, (ii) in connection with potential anti-takeover devices, including a shareholder rights plan, or (iii) for other general corporate purposes.

The Authorized Share Capital Increase will not have any immediate effect on the rights of our existing shareholders. However, the Board will have the authority to issue the additional 40,000,000 common shares without requiring future shareholder approval of such issuances, except as may be required by applicable law or rules the New York Stock Exchange or of any stock exchange on which our securities may be listed. If the Authorized Share Capital Increase is not approved by shareholders, then the Company will be limited in its ability to use common shares to prevent a potential takeover or acquisition of “creeping” control of the Company that the Company does not believe to be in the best interests of the Company and its shareholders.

Question:	How do I vote my shares?

Answer:	Please indicate your voting instructions on the enclosed WHITE proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting by mail, you may vote by telephone, via the Internet or at the virtual Meeting. To vote by telephone, please call the toll-free number listed on the WHITE proxy card. To vote via the Internet, please access the website listed on the WHITE proxy card. Please note that to vote by telephone or via the Internet, you will need the unique “control” number that appears on the enclosed WHITE proxy card.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for voting in advance of the virtual Meeting, including any request that your nominee provide you with a legal proxy. If you hold your shares in “street name,” you are strongly encouraged to vote your shares in advance of the virtual Meeting, as you will not be able to vote during the virtual Meeting itself unless you request and provide to the Company a legal proxy from your nominee. If you hold your shares directly and intend to vote during the virtual Meeting, please let us know by calling 1-888-339-9243. Regardless of whether you plan to vote during the virtual Meeting, you may be required to provide valid identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Company, such as your voting instruction form (or a copy thereof) or a letter from your broker, bank or other nominee, or other nominee statement indicating ownership as of the close of business on January 19, 2024.

Question:	How will my shares be voted if I return the accompanying WHITE proxy card?

Answer:	The shares represented by the accompanying form of WHITE proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Company prior to or at the Meeting. Where a choice has been specified on the WHITE proxy card accompanying this Proxy Statement with respect to the proposals, the shares represented by such WHITE proxy card will be voted in accordance with the specifications therein.

If you return the accompanying WHITE proxy card that has been validly executed without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted FOR the election of all the Company Nominees and FOR the approval of each other proposal being considered at the Meeting.

Question:	Who is Saba Capital Management, L.P. and how are they involved in the Meeting?

Answer:	Saba Capital Management, L.P. is a registered investment adviser focused on credit and equity relative value strategies. Saba employs a strategy known as closed-end fund arbitrage, which involves buying shares of funds that trade at a discount to their net asset value and attempting to force events that may temporarily drive the share price higher or create one-time opportunities to dispose of some or all of a position in the fund at a price closer to net asset value than the price at which Saba purchased its position.

Saba has disclosed that it and its affiliates have acquired a position in the Company representing 16.87% of the Company’s outstanding common shares as of the Record Date (for the purposes of this reference and where else referenced herein, a reference to a share being outstanding is to it be in issue and not held in treasury by the Company), and has nominated four individuals (Ketu Desai, Frederic Gabriel, Paul Kazarian and Garry Khasidy (collectively, the “Saba Nominees”)) to stand for election to the Board at the Meeting.

For more information about Saba, please refer to the section entitled, “Reasons For The Board’s Recommendation,” contained in the Proxy Statement.

Question:	Is the Company using a universal proxy card in connection with voting at the Meeting?

Answer:	No. Rule 14a-19 of the Securities Exchange Act of 1934, requiring the use of a universal proxy card in contested director elections, does not apply to the Company since it is an investment company registered under the Investment Company Act of 1940. Accordingly, the Saba Nominees are not included on the enclosed WHITE proxy card and shareholders must use a gold proxy card sent to them by Saba in order to vote for the election of the Saba Nominees. Shareholders should refer to the proxy statement and any related materials filed by Saba with the Securities and Exchange Commission for information about the Saba Nominees.

Question:	What should I do if I receive any proxy materials or gold proxy cards from Saba?

Answer:	In the event you receive any proxy materials from Saba or any of its affiliates, the Company urges you to discard and not to sign, return or vote on any gold proxy card that may be sent to you by or on behalf of Saba. If you have already voted using a gold proxy card sent to you by Saba, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Meeting. The Company is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Saba or any of its affiliates or any other statements that they may otherwise make.

Question:	When should I return my proxy?

Answer:	The Company would like to receive your completed, signed, and dated proxy as soon as possible. You may submit your proxy by mail, telephone or via the Internet. Because your vote is important to us, you may receive a call from the Company or Morrow Sodali Fund Solutions (“MSFS”), the Company’s proxy solicitor, reminding you to vote. Quick action on your part will save the Company time and costs.

Question:	What if I vote but do not make specific choices?

Answer:	If you are a record holder and submit a duly executed WHITE proxy card without marking voting selections, your shares will be voted, as applicable, FOR the election of all of the Company Nominees and FOR Proposals 2-4. If any other matter is properly presented at the Meeting, your proxyholder will vote your shares using his or her best judgment.

If you hold your shares in “street name” through a broker, bank or other nominee, without your voting instructions, because of the contested nature of the proposals, to the extent your broker, bank or other nominee provides you with Saba’s proxy materials, your broker, bank or other nominee may not vote your shares with respect to the election of four directors to the Company’s Board of Directors (Proposal 1) or on any of the other proposals on the agenda for the Meeting. Even if your broker, bank or other nominee does not provide you with Saba’s proxy materials, without your voting instructions, your broker, bank or other nominee may only vote your shares on proposals considered to be routine matters. The only routine matter being considered at the meeting is Proposal 2 (Ratification and approval of the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2024, and authorizing the Nominating, Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration). Proposals 1, 3 and 4 are considered non-routine matters. For non-routine matters, your shares will not be voted without your specific voting instructions.

Question:	What is the required vote to approve each proposal?

Answer:	For Proposal 1, the election of four directors to the Company’s Board of Directors, each nominee must receive more FOR votes than AGAINST votes in order to be elected to the Board. Since there are more director nominees standing for election than seats on the Board to be filled, the four nominees receiving the highest number of FOR votes will be elected, provided that they receive more FOR votes than AGAINST votes. Although the Company believes it is unlikely to occur, to the extent that there are less than four nominees who receive more FOR votes than AGAINST votes, the current directors for those seats will remain in office as holdover directors until a successor for such holdover director is duly elected and qualified. Any holdover director seats will be filled by the current directors standing for election who do not receive more FOR votes than AGAINST votes, in order of the number of FOR votes they receive. For example, if there are two holdover director seats because only two director nominees standing for election receive more FOR votes than AGAINST votes, then the two current directors of the Company standing for election and receiving the highest number of FOR votes who are not re-elected to the Board because they receive more AGAINST votes than FOR votes will each serve as a holdover director until a successor for such holdover director is duly elected and qualified.

Proposal 2, the ratification and approval of the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2024, and authorizing the Nominating, Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration, must be approved by the affirmative vote of a majority of the votes cast at the Meeting.

Proposal 3, the proposal to increase the shareholder vote required to change the Company’s fundamental investment policies, must be approved by the affirmative vote of a majority of the votes cast at the Meeting.

Proposal 4, the proposal to increase the Company’s authorized share capital, must be approved by the affirmative vote of a majority of the votes cast at the Meeting.

Question:	How many shares must be present to conduct the Meeting?

Answer:	One-third (1/3) of the Company’s outstanding common shares present by proxy and entitled to vote constitutes a quorum at the Meeting. If, within five minutes from the time scheduled for the Meeting, a quorum of shareholders is not present, the Meeting shall stand adjourned until such other day, time and place as the Chair of the Meeting may determine.

Question:	What is the difference between holding shares as a record holder and as a beneficial owner?

Answer:	If your shares are registered in your name on the record date for the Meeting, you are a shareholder of record. When you properly vote in accordance with the instructions provided on the proxy card, you are instructing the named proxies to vote your shares in the manner you indicate on your proxy.

If your shares are held in the name of your broker, bank or other nominee, which is usually the case if you hold your shares in a brokerage or similar account, your shares are held in “street name.” Your broker, bank or other nominee is the shareholder of record for your shares. As the holder of record, only your broker, bank or other nominee is authorized to vote or grant a proxy for your shares. If your shares are held in “street name,” you should follow the instructions on your voting instruction form and provide specific instructions to your broker, bank or other nominee on how to vote the shares they hold for you.

Question:	What is a “Broker Non-Vote”?

Answer:	A broker non-vote occurs when a broker, bank or other nominee submits a proxy on behalf of a beneficial owner for the Meeting but does not vote on a particular proposal because such broker, bank or other nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Broker non-votes (like abstentions) will be counted as present for purposes of determining a quorum but will be disregarded in determining the “votes cast” on a proposal. Without your voting instructions, because of the contested nature of the proposals, to the extent your broker, bank or other nominee provides you with Saba’s proxy materials, your broker, bank or other nominee may not vote your shares with respect to the election of four directors to the Company’s Board of Directors (Proposal 1) or on any of the other proposals on the agenda for the Meeting. Even if your broker, bank or other nominee does not provide you with Saba’s proxy materials, without your voting instructions, your broker, bank or other nominee may only vote your shares on proposals considered to be routine matters. The only routine matter being considered at the meeting is Proposal 2 (Ratification and approval of the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2024, and authorizing the Nominating, Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration). Proposals 1,3 and 4 are considered non-routine matters. For non-routine matters, your shares will not be voted without your specific voting instructions. Therefore, it is important that you instruct your broker, bank or other nominee how to vote your shares. We encourage you to instruct your broker, bank or other nominee to vote your shares by following the instructions shown on the enclosed WHITE voting instruction form.

Question:	Who will tabulate the votes?

Answer:	All votes will be counted by First Coast Results, Inc., an independent inspector of election appointed for the Meeting.

Question:	Who is paying for this proxy solicitation?

Answer:	The Company will pay all expenses in connection with the solicitation of proxies for the Meeting. To aid in the solicitation of proxies, the Company has retained Morrow Sodali Fund Solutions (“MSFS”) for a fee of up to $350,000, plus reimbursement of expenses. The Company may incur additional fees if it requests additional services. MSFS estimates that approximately 50 of its employees will assist in the Company’s proxy solicitation. In addition, officers, directors, certain employees or other agents of the Company may solicit proxies in person, by telephone, videoconference, e-mail, text message, facsimile, personal calls or other electronic means. The Company will reimburse brokers, nominees and fiduciaries that are registered owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of such shares. The Company’s aggregate expenses in connection with its solicitation of proxies, excluding normal expenses related to a non-contested solicitation of proxies and excluding salaries and wages of our officers and regular employees, are expected to aggregate to approximately $[●], of which approximately $[●] has been spent to date.

Certain additional information about the participants in the solicitation is set forth in Appendix B to this proxy statement.

Question:	What if I have other questions?

Answer:	If you have any questions about any proposal or need assistance voting your shares, please call Morrow Sodali Fund Solutions, the Company’s proxy solicitor, toll-free at 1-888-339-9243.

ASA GOLD AND PRECIOUS METALS LIMITED

Three Canal Plaza

Portland, Maine 04101

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

April 26, 2024

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the “Meeting”) of ASA Gold and Precious Metals Limited (the “Company”) will be conducted via live webcast on April 26, 2024, at 10:00 a.m., Eastern Time, at www.merkinvestments.com/asa-shareholder-meeting, for the purpose of considering and acting upon the following business:

1.	To elect four directors to the Company’s Board of Directors;

2.	To ratify and approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2024, and to authorize the Nominating, Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration;

3.	To approve an increase to the shareholder vote required to change the Company’s fundamental investment policies;

4.	To approve an increase to the Company’s authorized share capital; and

5.	Such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors unanimously recommends that shareholders vote FOR the election of the Company Nominees and FOR Proposals 2-4 by using the WHITE proxy card.

During the Meeting, management will make available the Company’s audited financial statements for the fiscal year ended November 30, 2023.

The Board of Directors has fixed the close of business on January 19, 2024, as the record date for the determination of the shareholders of the Company entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

Saba Capital Management, L.P. and its affiliates (“Saba”), which owns approximately 16.87% of the Company’s outstanding common shares, has requested that the election of four nominees, Ketu Desai, Frederic Gabriel, Paul Kazarian and Garry Khasidy (collectively, the “Saba Nominees”), to the Board of Directors be put as an item and proposal on the agenda of the Meeting. Saba proposes that each of the Saba Nominees be elected as members of the Board of Directors for a one-year term. Rule 14a-19 of the Securities Exchange Act of 1934, requiring the use of a universal proxy card in contested director elections, does not apply to the Company since it is an investment company registered under the Investment Company Act of 1940. Accordingly, the Saba Nominees are not included on the enclosed WHITE proxy card and shareholders must use a gold proxy card sent to them by Saba in order to vote for the election of the Saba Nominees. Shareholders should refer to the proxy statement and any related materials filed by Saba with the Securities and Exchange Commission for information about the Saba Nominees.

We urge you to disregard any gold proxy card sent by or on behalf of Saba or any person other than the Company. Voting AGAINST the nominees on any gold proxy card that is circulated by or on behalf of Saba is not the same as voting for the Company Nominees, because a vote AGAINST the nominees on a gold proxy card from Saba will revoke any previous proxy submitted by you on the WHITE proxy card. Your vote is very important.

Even if you have previously signed a gold proxy card sent to you by or on behalf of Saba, you have the right to change your vote by following the instructions on the WHITE proxy card to vote via the Internet or by telephone or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest-dated, properly executed proxy you submit will be counted.

By order of the Board of Directors,

Zachary Tackett Secretary

[●], 2024

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW
SHARES YOU OWN

Whether or not you plan to attend the virtual Meeting via webcast, please vote your shares. In order that your shares may be represented at the Meeting, please vote your proxy as soon as possible by mail, telephone, or via the Internet as indicated on the enclosed WHITE proxy card. If voting by mail, you are requested to:

●	Indicate your instructions on the WHITE proxy card;
●	Date and sign the WHITE proxy card;
●	Mail the WHITE proxy card promptly in the enclosed envelope which requires no postage if mailed within the continental United States; and
●	Allow sufficient time for the proxy card to be received by 10:00 a.m. Eastern Time, on April 26, 2024. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date, or during the Meeting.)

If you sign, date, and return a WHITE proxy card but give no voting instructions for any proposal(s), the proxies will vote FOR the election of the Company Nominees and FOR Proposals 2-4. In order to avoid the additional expense of further solicitation, the Company asks that you mail your WHITE proxy card promptly.

As an alternative to voting by mail, you may vote by telephone or via the Internet, as follows:

To vote by telephone:	To vote via the Internet:
(1) Read the proxy statement and have your proxy card at hand.	(1) Read the proxy statement and have your proxy card at hand.
(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.
(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

The Company encourages you to vote by telephone or via the Internet using the control number that appears on your enclosed WHITE proxy card. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

If you have any questions regarding the proposals or need assistance voting your shares, please contact Morrow Sodali Fund Solutions (“MSFS”), the Company’s proxy solicitor, toll-free at 1-888-339-9243.

If the Company does not receive your voting instructions, you may be contacted by the Company or by MSFS to remind you to vote.

If you hold your shares in “street name” through a broker, bank or other nominee, you are considered the beneficial owner of those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares. Without your voting instructions, because of the contested nature of the proposals, to the extent your broker, bank or other nominee provides you with Saba’s proxy materials, your broker, bank or other nominee may not vote your shares with respect to the election of four directors to the Company’s Board of Directors (Proposal 1) or on any of the other proposals on the agenda for the Meeting. Even if your broker, bank or other nominee does not provide you with Saba’s proxy materials, without your voting instructions, your broker, bank or other nominee may only vote your shares on proposals considered to be routine matters. The only routine matter being considered at the meeting is Proposal 2 (Ratification and approval of the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2024, and authorizing the Nominating, Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration). Proposals 1, 3 and 4 are considered non-routine matters. For non-routine matters, your shares will not be voted without your specific voting instructions. We encourage you to instruct your broker, bank or other nominee to vote your shares in advance of the virtual Meeting, as you will be unable to vote during the virtual Meeting itself unless you request and provide to the Company a legal proxy from your broker, bank or other nominee.

Important Notice Regarding the Availability of Proxy Materials

for the Annual General Meeting of Shareholders to be held on April 26, 2024.

We will send this notice, the accompanying proxy statement, the form of WHITE proxy card and the annual report of the Company for the fiscal year ended November 30, 2023, beginning on or about [●], 2024 to shareholders of record as of January 19, 2024, the record date for the Meeting. These materials are also available free of charge at https://www.asaltd.com/sec-company-filings or from the Securities and Exchange Commission website at www.sec.gov.

Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into and does not form a part of this proxy statement.

ASA GOLD AND PRECIOUS METALS LIMITED

Three Canal Plaza

Portland, Maine 04101

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

April 26, 2024

SOLICITATION AND REVOCATION OF PROXIES

You are being asked by the Board of Directors (the “Board”) of ASA Gold and Precious Metals Limited (the “Company”) to vote at the Annual General Meeting of Shareholders (the “Meeting”) to be held via webcast on April 26, 2024, at 10:00 a.m., Eastern Time (the Meeting and any adjournments or postponements thereof are referred to herein as the “Meeting”). Shareholders who execute proxy cards or provide voting instructions by telephone or via the Internet may revoke them at any time before the proxy is used at the Meeting by delivering a duly executed proxy bearing a later date, by submitting a letter of revocation delivered to Zachary Tackett, Secretary, at ASA Gold and Precious Metals Limited, Three Canal Plaza, Portland, Maine 04101 or to him or his designee at the Meeting. If you hold shares through a broker, bank or other nominee, please consult your broker, bank or nominee regarding your ability to revoke voting instructions after such instructions have been provided.

The Company will pay all expenses in connection with the solicitation of proxies for the Meeting. To aid in the solicitation of proxies, the Company has retained Morrow Sodali Fund Solutions, 430 Park Avenue, 14th Floor, New York, NY 10022 (“MSFS”), for a fee of up to $350,000, plus reimbursement of expenses. The Company may incur additional fees if it requests additional services. MSFS estimates that approximately 50 of its employees will assist in the Company’s proxy solicitation. In addition, officers, directors, certain employees or other agents of the Company may solicit proxies in person, by telephone, videoconference, e-mail, text message, facsimile, personal calls or other electronic means. The Company will reimburse brokers, nominees and fiduciaries that are registered owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of such shares. The Company’s aggregate expenses in connection with its solicitation of proxies, excluding normal expenses related to a non-contested solicitation of proxies and excluding salaries and wages of our officers and regular employees, are expected to aggregate to approximately $[●], of which approximately $[●] has been spent to date.

The approximate mailing date of this Proxy Statement, accompanying Notice, the WHITE proxy card and the Annual Report of the Company for the fiscal year ended November 30, 2023 will be [●], 2024.

VOTING AT THE MEETING

Only registered shareholders as of the close of business on January 19, 2024 (the “Record Date”) will be entitled to vote at the Meeting. There were 19,289,905 common shares of the Company, par value $1.00 per share (“common shares”), outstanding on that date, each of which entitles the holder to one vote. Shareholders do not have appraisal rights in connection with the proposals in this Proxy Statement. Each valid proxy received at or before the Meeting will be voted at the Meeting in accordance with the instructions provided. If a shareholder has signed a WHITE proxy card but no instructions are indicated, the named proxies will vote FOR each of the following proposals: (i) to elect as directors each of the Company Nominees listed on the WHITE proxy card; (ii) to approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2024, and to authorize the Nominating, Audit and Ethics Committee of the Board to set the independent auditors’ remuneration; (iii) to approve an increase to the shareholder vote required to change the Company’s fundamental investment policies; and (iv) to approve an increase to the Company’s authorized share capital, in addition to such other matters as may properly come before the Meeting.

Shareholders may provide their proxies by mail, by telephone, or via the Internet, and may so vote while the polls are open during the virtual Meeting. If your shares are registered in your name, the Company encourages you to provide your proxy by telephone by calling toll-free 1-888-339-9243 or, if you have Internet access, via the Internet at www.proxyvotenow.com/ASA2024. When you provide your proxy by telephone or via the Internet, your instructions are recorded immediately and there is no risk that postal delays will cause your proxy to arrive late and therefore not be counted. If you hold your shares in “street name” through a broker, bank or other nominee, your nominee may allow you to provide voting instructions by telephone or via the Internet. Please consult the materials you receive from your nominee prior to providing your proxy by telephone or via the Internet. Without your voting instructions, because of the contested nature of the proposals, to the extent your broker, bank or other nominee provides you with Saba’s proxy materials, your broker, bank or other nominee may not vote your shares with respect to the election of four directors to the Company’s Board of Directors (Proposal 1) or on any of the other proposals on the agenda for the Meeting. Even if your broker, bank or other nominee does not provide you with Saba’s proxy materials, without your voting instructions, your broker, bank or other nominee may only vote your shares on proposals considered to be routine matters. The only routine matter being considered at the meeting is Proposal 2 (Ratification and approval of the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2024, and authorizing the Nominating, Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration). Proposals 1, 3 and 4 are considered non-routine matters. For non-routine matters, your shares will not be voted without your specific voting instructions. We encourage you to instruct your broker, bank or other nominee to vote your shares in advance of the virtual Meeting, as you will be unable to vote during the virtual Meeting itself unless you request and provide to the Company a legal proxy from your broker, bank or other nominee.

Shareholders who plan to vote during the webcast should call 1-888-339-9243.

If you have any questions regarding the proposals or need assistance voting your shares, please contact the Company’s proxy solicitor, Morrow Sodali Fund Solutions, toll-free at 1-888-339-9243.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below sets forth certain information regarding any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known to the Company to beneficially own more than 5% of the Company’s outstanding common shares as of January 31, 2024. As of January 31, 2024, there were 19,289,905 common shares outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Saba Capital Management, L.P. 405 Lexington Avenue, 58th Fl. New York, NY 10174	3,253,837 (1)	16.87%
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	2,542,236 (2)	13.18%
Morgan Stanley 1585 Broadway New York, NY 10036	1,082,245(3)	5.61%

(1)	The number of shares shown is based on the Form 4 filed by Saba Capital Management, L.P. on December 27, 2023, reflecting information as of December 26, 2023.
(2)	The number of shares shown is based on the Form 13F filed by Lazard Asset Management LLC on November 14, 2023, reflecting information as of September 30, 2023.
(3)	The number of shares shown is based on the Form 13F filed by Morgan Stanley on November 15, 2023, reflecting information as of September 30, 2023.

QUORUM AND REQUIRED VOTING

One-third (1/3) of the Company’s outstanding common shares present by proxy and entitled to vote constitutes a quorum at the Meeting. If, within five minutes from the time scheduled for the Meeting, a quorum of shareholders is not present, the Meeting shall stand adjourned until such other day, time and place as the Chair of the Meeting may determine.

For Proposal 1, the election of four directors to the Company’s Board of Directors, each nominee must receive more FOR votes than AGAINST votes in order to be elected to the Board. Since there are more director nominees standing for election than seats on the Board to be filled, the four nominees receiving the highest number of FOR votes will be elected, provided that they receive more FOR votes than AGAINST votes. Although the Company believes it is unlikely to occur, to the extent that there are less than four nominees who receive more FOR votes than AGAINST votes, the current directors for those seats will remain in office as holdover directors until a successor for such holdover director is duly elected and qualified. Any holdover director seats will be filled by the current directors standing for election who do not receive more FOR votes than AGAINST votes, in order of the number of FOR votes they receive. For example, if there are two holdover director seats because only two director nominees standing for election receive more FOR votes than AGAINST votes, then the two current directors of the Company standing for election and receiving the highest number of FOR votes who are not re-elected to the Board because they receive more AGAINST votes than FOR votes will each serve as a holdover director until a successor for such holdover director is duly elected and qualified.

Proposal 2, the ratification and approval of the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2024, and authorizing the Nominating, Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration, must be approved by the affirmative vote of a majority of the votes cast at the Meeting.

Proposal 3, the proposal to increase the shareholder vote required to change the Company’s fundamental investment policies, must be approved by the affirmative vote of a majority of the votes cast at the Meeting.

Proposal 4, the proposal to increase the Company’s authorized share capital, must be approved by the affirmative vote of a majority of the votes cast at the Meeting.

Abstentions and “broker non-votes” (i.e., shares held by brokers, banks or other nominees for which (i) instructions have not been received from the beneficial owner or persons entitled to vote and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will be disregarded in determining the “votes cast” on a proposal. Therefore, abstentions and “broker non-votes” will have no effect on the vote for either proposal.

Unless instructions to the contrary are marked thereon, the accompanying WHITE proxy card will be voted FOR the election of all the Company Nominees and FOR Proposals 2-4.

BACKGROUND OF THE SOLICITATION

On February 2, 2023, Saba filed a Schedule 13F with the SEC, disclosing ownership of 219,359 common shares (representing approximately 1.14% of the then-outstanding common shares) which Saba had acquired between October 1, 2022, and December 31, 2022.

On March 29, 2023, Mr. Merk, President of Merk Investments and interested director of the Company, submitted an invitation to an online meeting on Saba’s website. No correspondence was received in response to the invitation.

On April 18, 2023, Mr. Merk sent an email to Saba’s Pierre Weinstein, referencing the previous message, indicating Merk Investments welcomes a call and extended an open invitation “to reach out any time.” No correspondence was received in response to the email.

On May 15, 2023, Saba filed a Schedule 13F with the SEC, disclosing that it had acquired an additional 440,233 common shares between January 1, 2023, and March 1, 2023, and had aggregate beneficial ownership of approximately 3.42% of the then-outstanding common shares.

On June 15, 2023, Saba filed a Schedule 13G with the SEC, disclosing that it had acquired an additional 359,236 common shares as of June 6, 2023, and had aggregate beneficial ownership of approximately 5.28% of the then-outstanding common shares.

On June 19, 2023, Mr. Merk forwarded the May 15, 2023, email to Saba’s Boaz Weinstein, again inviting a call. In this email, Mr. Merk also referenced an upcoming ASA board meeting with an invitation to relay any questions Saba may have.

On June 26, 2023, Saba’s Paul Kazarian responded to Mr. Merk; an online meeting was scheduled for July 5, 2023.

On July 5, 2023, an online meeting took place between Saba, represented by Mr. Kazarian, as well as Merk Investments, represented by Mr. Merk, Mr. Maletis and Mr. Holman. Mr. Maletis and Mr. Holman provided an overview of the investment process for the Company. Amongst others, Mr. Merk mentioned that the Company is a passive foreign investment company operating as a closed-end fund under an exemptive order from the SEC, indicating that special considerations should be given if Saba were interested to effect any change. Mr. Merk asked whether Mr. Kazarian had any requests or concerns to be relayed to the Company’s Board or whether Saba would like to talk directly to an independent director of the Company. Mr. Kazarian thanked the representatives of Merk Investments for the outreach, indicated Saba is following its investment process, he was there to listen and agreed to a follow-up call in the fall, without setting a date.

On August 14, 2023, Saba filed a Schedule 13F with the SEC, disclosing that it had acquired an additional 105,271 common shares between June 7, 2023, and June 30, 2023, and had aggregate beneficial ownership of approximately 5.83% of the then-outstanding common shares.

On October 12, 2023, Mr. Merk sent an email to Mr. Kazarian, inviting Saba to a follow-up conversation. Mr. Kazarian replied the same day, proposing a call the following week. Mr. Merk proposed a call the following Monday.

On October 13, 2023, Saba filed a Schedule 13D with the SEC disclosing ownership of 1,991,220 common shares (representing approximately 10.32% of the then-outstanding common shares), an increase of 867,121 shares, which Saba had acquired between July 1, 2023, and October 12, 2023.

On October 16, 2023, Saba, represented by Mr. Kazarian, and Merk Investments, represented by Mr. Merk, Mr. Maletis and Mr. Holman attended an online meeting. Mr. Merk and his colleagues provided an investment update and invited Saba again to express any requests pertaining to the Company indicating they would be relayed to the Company’s Board or to facilitate a direct communication channel to the Company’s independent directors. Mr. Kazarian explained that Saba typically initiates a Schedule D filing when reaching 10% ownership in a fund because a “market-based exit becomes less likely as our position increases.” Mr. Kazarian again indicated Saba is following its investment process and would be in touch again.

On November 1, 2023, Mr. Merk sent Mr. Kazarian an email, inviting him to attend a webinar Merk Investments would be hosting the next day, as well as advising him that he would get an alert for when a replay is available should he register but not be able to attend.

On November 16, 2023, Saba filed an amendment to its Schedule 13D with the SEC, disclosing that it had acquired an additional 410,534 common shares between October 24, 2023 and November 15, 2023, and had aggregate beneficial ownership of approximately 12.45% of the then-outstanding common shares.

On November 24, 2023, Saba filed an amendment to its Schedule 13D with the SEC, disclosing that it had acquired an additional 248,714 common shares between November 16, 2023 and November 22, 2023, and had aggregate beneficial ownership of approximately 13.74% of the then-outstanding common shares.

On December 1, 2023, counsel to Saba delivered a written requisition notice to the Company, which stated that Saba would be nominating five individuals (Ketu Desai, Frederic Gabriel, Paul Kazarian, Garry Khasidy and Pierre Weinstein) to stand for election to the Company’s Board of Directors at the Meeting and included a statement by Saba for inclusion in the Company’s proxy statement to be filed in connection with the Meeting (see the section of this proxy statement entitled “Statement by Saba Capital”).

On December 1, 2023, the Company’s Secretary Zac Tackett reached out to Mr. Kazarian via email requesting a call between the Company and Saba. Mr. Kazarian responded that he would need to speak to their CIO first. Eventually, a meeting was scheduled for December 18, 2023.

On December 5, 2023, Saba filed an amendment to its Schedule 13D with the SEC, disclosing that it had acquired an additional 225,992 common shares between November 27, 2023 and December 4, 2023, and had aggregate beneficial ownership of approximately 14.91% of the then-outstanding common shares.

On December 18, the scheduled meeting between Saba and the Company was postponed following a request by Mr. Kazarian to sign an NDA prior to the meeting.

On December 21, 2023, Saba filed an amendment to its Schedule 13D with the SEC, disclosing that it had acquired an additional 374,080 common shares between December 5, 2023 and December 19, 2023, and had aggregate beneficial ownership of approximately 16.85% of the then-outstanding common shares.

On December 27, 2023, Saba filed a Form 4 with the SEC reporting that it had acquired an additional 3,297 common shares and had aggregate beneficial ownership of 3,253,837 common shares, which represented approximately 16.87% of the then-outstanding common shares.

On December 29, 2023, Anthony J. Artabane retired from the Board, effective immediately, and indicated that he would not stand for re-election to the Board at the Meeting. Mr. Artabane’s retirement was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Also on December 29, 2023, the Board held a meeting by videoconference, with representatives of Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”) (legal counsel to the Company), K&L Gates LLP (“K&L Gates”) (legal counsel to the Company) and Appleby (Bermuda legal counsel to the Company) in attendance. B. Riley Securities, Inc. (“B Riley”) (financial advisor to the Company) was also in attendance for a portion of the Board meeting. At the meeting, the Board, among other things, (i) accepted Mr. Artabane’s resignation from the Board and, in accordance with the Company’s Bye-Laws, approved the reduction of the size of the Board from five to four directors, effective as of Mr. Artabane’s resignation; and (ii) considered the potential adoption of a shareholder rights plan in light of recent acquisitions by Saba of a significant position in the Company.

On December 31, 2023, the Board held a meeting by videoconference, with representatives of Skadden, K&L Gates and Appleby in attendance, and with B. Riley in attendance for a portion of the Board meeting, at which, among other things, the Board determined to adopt a limited-duration shareholder rights plan to expire on April 29, 2024, in order to protect the interests of the Company and all of its shareholders and prevent Saba from obtaining creeping control of the Company (see the section entitled “Shareholder Litigation” for a summary of certain litigation relating to the shareholder rights plan).

On January 2, 2024, the Company issued a press release announcing the adoption of the shareholder rights plan.

On January 12, 2024, the Company’s Secretary sent a letter to Saba via email (i) requesting that Saba confirm which of its original five nominees included in Saba’s December 1, 2023 requisition notice would not stand for election to the Board at the Meeting in light of the reduction of the Board’s size to four members and (ii) offering to coordinate a meeting between one or more of the Company’s independent directors and one or more of the Saba Nominees.

On January 15, 2024, a representative of Saba sent a letter to the Company via email (i) stating that Pierre Weinstein would not stand for election to the Board at the Meeting (which confirmed that Saba’s four nominees standing for election to the Board at the Meeting would be Ketu Desai, Frederic Gabriel, Paul Kazarian and Garry Khasidy) and (ii) acknowledging the Company’s offer to coordinate a meeting between one or more of the Company’s independent directors and one or more of the Saba Nominees without any further mention of Saba’s willingness to agree to such a meeting.

On January 24, 2024, Saba filed its preliminary proxy statement for the Meeting with the SEC.

On January 31, 2024, Saba filed a complaint against the Company and directors Mary Joan Hoene, Bruce Hansen, William Donovan, and Axel Merk, and former director Anthony Artabane, who retired prior to the consideration and adoption of the shareholder rights plan, in the United States District Court for the Southern District of New York. See the section entitled “Shareholder Litigation” for additional details.

On February 1, 2024, the Company filed this preliminary proxy statement with the SEC.

REASONS FOR THE BOARD’S RECOMMENDATION

The Company’s nominees, William Donovan, Bruce Hansen, Mary Joan Hoene, and Alexander Merk, have significant experience managing investment vehicles, including the Company. The Board strongly believes that the Company’s nominees, who have consistently demonstrated their ability to deliver value to shareholders, will be best to look out for your long-term interests. In contrast, the nominees nominated by Saba have limited (if any) experience with registered closed-end funds or gold and precious metals equities strategies. In addition, we believe that their association with Saba has the potential to compromise their ability to make decisions that benefit ALL shareholders. For those reasons, we urge you to vote FOR your Company’s nominees, and not the Saba nominees, by promptly completing, signing, dating and returning the enclosed WHITE proxy card.

PROPOSAL 1:

TO ELECT THE COMPANY’S BOARD OF DIRECTORS

At its January 31, 2024 meeting, the Board, upon the recommendation of the Nominating, Audit and Ethics Committee, nominated four individuals for election as directors, William Donovan, Bruce Hansen, Mary Joan Hoene, and Alexander Merk (each, a “Company Nominee”), each to hold office as a director of the Company until the next Annual General Meeting of Shareholders.

Each of Messrs. Donovan, and Hansen and Ms. Hoene currently serves as an Independent Director of the Company, and Mr. Merk currently serves as an interested director of the Company, each having been elected to serve as a director of the Company at the 2023 Annual General Meeting of Shareholders. Anthony J. Artabane retired from the Board effective as of December 29, 2023. Prior to his resignation, Mr. Artabane served as a member of the Board’s Nominating, Audit and Ethics Committee. In accordance to the Company’s Bye-Laws, the Board approved the reduction of the size of the Board from five to four directors, effective as of the date of Mr. Artabane’s resignation.

Each Company Nominee has consented to being named in this Proxy Statement and to serve if elected. In the event that any of the Company Nominees is unable or declines to serve as a director, an event that management does not anticipate, proxies may be voted at the Meeting for the election of another person in his or her place or the Board may reduce the number of directors as provided in the Company’s Bye-Laws. The persons named as proxies on the enclosed proxy card relating to the Meeting will vote FOR the election of the Company Nominees unless the shareholder specifically indicates on his or her proxy card a desire to vote against or abstain from voting with respect to any Company Nominee.

Saba, which owns approximately 16.87%% of the Company’s outstanding common shares, has requested that the election of four nominees, Ketu Desai, Frederic Gabriel, Paul Kazarian, Garry Khasidy (collectively, the “Saba Nominees”), to the Board be put as an item and proposal on the agenda of the Meeting. Saba proposes that each of the Saba Nominees be elected as members of the Board for a one-year term. Rule 14a-19 of the Exchange Act, requiring the use of a universal proxy card in contested director elections, does not apply to the Company since it is an investment company registered under the Investment Company Act of 1940. Accordingly, the Saba Nominees are not included on the enclosed WHITE proxy card and shareholders must use a gold proxy card sent to them by Saba in order to vote for the election of the Saba Nominees. Shareholders should refer to the proxy statement and any related materials filed by Saba with the Securities and Exchange Commission for information about the Saba Nominees.

The following list sets forth the current directors and officers of the Company, including each Company Nominee, his or her age, address, principal occupation and present positions with the Company, including any affiliations with the Company, the length of service with the Company and other directorships held. Unless otherwise noted, each Company Nominee has engaged in the principal occupation listed in the following table for five years or more. A more extensive discussion of each Company Nominee’s experience and qualifications can be found in the narrative description of the structure and leadership of the Board.

Name, Address (1) and Age	Position Held, Term of Office (2) and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years
Independent Directors*:
William Donovan, 65**	Director since 2020	President, United States Steel and Carnegie Pension Fund, 2011-2017	None
Bruce Hansen, 66**	Director since 2014	Director of New Moly LLC since 2021	Director of Energy Fuels Inc. since 2006; Chief Executive Officer of General Moly Inc. 2007-2020; Director and past Chairman (2011) of the Nevada Mining Association, 2010-2019
Mary Joan Hoene, 74**	Director since 2014; Chair since 2019	Counsel, Carter Ledyard & Milburn LLP, 2010-2021	None
Interested Director:
Alexander Merk, 54**	Director since 2022; Chief Operating Officer and Principal Executive Officer since March 2019	President and Chief Investment Officer, Merk Investments LLC, since 2001	Merk Stagflation ETF (Cayman) since 2022
Officers:
Peter Maletis, 53	President since March 2019	Vice President – Gold & Precious Metals Research, Merk Investments LLC, since 2019; Research Analyst, Franklin Templeton Investments, 2010-2019	None
Jack Huntington, 53	Chief Compliance Officer since September 2015†	Senior Principal Consultant and Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (d/b/a ACA Group, LLC) since September 2015	None

Name, Address (1) and Age	Position Held, Term of Office (2) and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years
Karen Shaw, 51	Principal Financial Officer since March 2019	Senior Vice President, Apex Fund Services since March 2019; Senior Vice President, Atlantic Fund Services 2008-2019	Trustee to the Boards of Forum Funds, Forum Funds II, and U.S. Global Investors Funds, since 2023.
Zachary Tackett, 35	Secretary since November 2019	Senior Counsel, Apex Fund Services, since October 2019; Counsel, Atlantic Fund Services, February 2014-2019	None

(1)	The address for each officer and director is ASA Gold and Precious Metals Limited, c/o Apex Fund Services, Three Canal Plaza, Portland, Maine 04101.

(2)	Each director of the Company will serve as such until the next Annual General Meeting of Shareholders unless the director resigns, does not stand for re-election, or is disqualified. The Company’s executive officers serve until they are terminated or resign.

*	Not an “interested person” of the Company as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Director”).

**	A Company Nominee for election to the Board.

†	During a three-month hiatus in late 2022, Mr. James Nash, the Company’s Deputy Chief Compliance Officer, served as Chief Compliance Officer for the Company.

Each Independent Director is also a member of the Company’s Nominating, Audit and Ethics Committee.

Litigation Involving Directors

None of the Company’s directors, nor any affiliated person (as defined in the 1940 Act) of such directors, is a party to any material pending legal proceedings adverse to the Company or any of its affiliated persons (as defined in the 1940 Act), or has a material interest adverse to the Company or any of its affiliated persons (as defined in the 1940 Act).

Required Vote: Each nominee must receive more FOR votes than AGAINST votes in order to be elected to the Board. Since there are more director nominees standing for election than seats on the Board to be filled, the four nominees receiving the highest number of FOR votes will be elected, provided that they receive more FOR votes than AGAINST votes. Although the Company believes it is unlikely to occur, to the extent that there are less than four nominees who receive more FOR votes than AGAINST votes, the current directors for those seats will remain in office as holdover directors until a successor for such holdover director is duly elected and qualified. Any holdover director seats will be filled by the current directors standing for election who do not receive more FOR votes than AGAINST votes, in order of the number of FOR votes they receive. For example, if there are two holdover director seats because only two director nominees standing for election receive more FOR votes than AGAINST votes, then the two current directors of the Company standing for election and receiving the highest number of FOR votes who are not re-elected to the Board because they receive more AGAINST votes than FOR votes will each serve as a holdover director until a successor for such holdover director is duly elected and qualified.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE COMPANY NOMINEES (MARY JOAN HOENE, BRUCE HANSEN, WILLIAM DONOVAN, AND ALEXANDER MERK) ON PROPOSAL 1 USING THE ENCLOSED WHITE PROXY CARD.

THE COMPANY’S BOARD DOES NOT ENDORSE ANY OF SABA’S PURPORTED NOMINEES AND URGES YOU TO DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, SABA AND NOT TO SIGN, RETURN, OR VOTE ANY GOLD PROXY CARD SENT TO YOU BY SABA.

EXECUTIVE OFFICERS

The current executive officers of the Company are Alexander (Axel) Merk (54), Chief Operating Officer and Principal Executive Officer since March 2019; Peter Maletis (53), President since March 2019; Karen Shaw (51), Principal Financial Officer since March 2019; Jack Huntington (53), Chief Compliance Officer since September 2015; and Zachary Tackett (35), Secretary since November 2019.

Alexander (Axel) Merk – Merk Investments LLC (“Merk Investments”), located at 1150 Chestnut Street, Menlo Park, California 94025, is the investment adviser to the Company under an Investment Advisory Agreement dated April 12, 2019. Mr. Merk is the founder, President, and Chief Investment Officer of Merk Investments. Mr. Merk holds a BA in economics and a Master of Science in computer science from Brown University.

Peter Maletis – Mr. Maletis is a member of the Portfolio Management Group at Merk Investments, focusing on gold and precious metals companies. Prior to joining Merk Investments, Mr. Maletis served as a Research Analyst at Franklin Templeton Investments from 2010 until 2019. Mr. Maletis’ previous experience also includes roles at Marathon Resource Investments, the Cypress Funds, and Banc of America Securities LLC. Mr. Maletis holds an MBA from University of Southern California Marshall School of Business and a BA in economics from Connecticut College.

Karen Shaw – Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex Group, Ltd. (d/b/a Apex Fund Services) (“Apex”), located at Three Canal Plaza, Suite 600, Portland, Maine 04101, serves as the fund accountant and U.S. administrator for the Company under a Fund Accounting and Administration Services Agreement between Apex and the Company. Ms. Shaw is employed by Apex. Ms. Shaw developed her expertise over twenty-five years working with Forum Financial Group, Citi and Atlantic Fund Administration, LLC. She obtained her BS in Business Administration from the University of Maine; is a member of the ICI Accounting/Treasurers committee; and serves as fund Treasurer and Principal Financial Officer (Sarbanes-Oxley certifying officer) for multiple investment companies.

Jack Huntington - Foreside Fund Officer Services, LLC (d/b/a ACA Group, LLC) (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, provides a Chief Compliance Officer under a Fund CCO Agreement between Foreside and the Company. Excepting a three-month hiatus in late 2022, Mr. Huntington has been employed by Foreside since 2015. Prior to joining Foreside in 2015, Mr. Huntington was a Senior Vice President at Citi for seven years, most recently serving as the Head of Citi’s Regulatory Administration Department. Mr. Huntington’s previous experience also includes roles as Senior Counsel at MetLife, and Associate in the Financial Services and Investment Management Practice Group at Dechert LLP. Mr. Huntington has a BA from the University of Connecticut and JD from Drake University Law School.

Zachary Tackett – Mr. Tackett is employed by Apex, where he is responsible for providing regulatory and administrative services related to establishing and maintaining registered investment companies, coordinating and reviewing federal securities law filings, handling fund governance issues, and analyzing legal issues concerning the operations of investment companies. Mr. Tackett also serves as Anti-Money Laundering Compliance Officer for investment companies. Mr. Tackett earned his Bachelor of Arts degrees in Political Science and History from the University of Maine and his JD from the University of Maine School of Law. He is licensed to practice law in Maine and Massachusetts.

The address of each executive officer is ASA Gold and Precious Metals Limited, c/o Apex Fund Services, Three Canal Plaza, Portland, Maine 04101.

DIRECTOR COMPENSATION

For the fiscal year ended November 30, 2023, each Independent Director received an annual retainer fee of $25,000 for services as a director, and the Chair of the Board received an additional fee of $15,000. Each Independent Director received a fee of $5,000 for attendance at each in-person meeting of the Board and $1,500 for attendance at each telephonic meeting of the Board. The Chair of the Nominating, Audit and Ethics Committee received an annual fee of $7,500 for acting in that capacity. An Independent Director may receive additional fees for providing additional services as a director at the request of the Board.

Directors elected to the Board prior to January 1, 2008, who retired after attaining the age of 70, and after having served a minimum of 12 years, are entitled to retirement benefits for life. The annual retirement benefit for eligible directors is equal to 75% of the annual retainer fee paid to active directors, as it may be increased from time to time. Directors elected to the Board prior to January 1, 2008, retiring before attaining the age of 70 are entitled to such retirement benefit for the lesser of life or the number of years they served as directors. The Company discloses as a liability in its financial statements the retirement benefits due to retired directors. Under the May 12, 2009 restated retirement plan, a director whose first election to the Board occurred on or after January 1, 2008, is not eligible to receive retirement benefits.

The following table provides a summary of the compensation and benefits for the directors of the Company for the fiscal year ended November 30, 2023. No compensation is paid by the Company to the interested director.

Director Compensation

Name	Aggregate Compensation from the Company	Estimated Annual Pension Benefit Upon Retirement
Independent Directors
William Donovan	$48,000	N/A
Bruce Hansen	$55,500	N/A
Mary Joan Hoene	$63,000	N/A
Interested Director
Alexander Merk	N/A	N/A

SECURITY OWNERSHIP OF COMPANY

The following table sets forth, as of January 31, 2024, certain information regarding the beneficial ownership of common shares of the Company by each director, each executive officer, and all directors, and executive officers as a group, including the dollar range of the value of equity securities beneficially owned by each director and executive officer. As of January 31, 2024, there were 19,289,905 common shares outstanding.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Outstanding Shares	Aggregate Dollar Range of Share Ownership (2)
Independent Directors:
William Donovan	4,000	*	$50,001-$100,000
Bruce Hansen	4,000	*	$50,001-$100,000
Mary Joan Hoene	8,000	*	Over $100,000
Interested Director:
Alexander Merk	124,644(3)	*	Over $100,000
Other Executive Officers:
Peter Maletis	1,000	*	$10,001-$50,000
Karen Shaw	None	N/A	N/A
Jack Huntington	None	N/A	N/A
Zachary Tackett	None	N/A	N/A
All Directors and Executive Officers as a group:	141,244	*	N/A

(1) Except as otherwise noted, each individual has sole voting and investment power over the shares shown opposite his or her name.

(2) Valuation as of January 31, 2024.

(3) Mr. Merk’s share ownership includes 13,355 common shares owned by Mr. Merk’s spouse, of which he may be deemed to have beneficial ownership.

* The common shares shown for this individual or group, as applicable, constituted less than 1% of the Company’s outstanding common shares as of the Record Date.

BOARD OF DIRECTORS

Leadership Structure and Qualifications of Board of Directors

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is currently composed of four members: Messrs. Donovan, and Hansen and Ms. Hoene are Independent Directors and Mr. Merk is an interested director. Anthony J. Artabane retired from the Board effective as of December 29, 2023. Prior to his resignation, Mr. Artabane served as a member of the Board’s Nominating, Audit and Ethics Committee. In accordance to the Company’s Bye-Laws, the Board approved the reduction of the size of the Board from five to four directors, effective as of the date of Mr. Artabane’s resignation. If each of the Company Nominees is elected, the existing Board structure is not expected to change.

Ms. Hoene, an Independent Director, serves as Chair of the Board. The Chair: (i) coordinates the activities of the directors and leads the directors at Board meetings; (ii) works with the Company’s executive officers, including the Company’s Chief Compliance Officer, the Company’s legal counsel, and the Board’s Nominating, Audit and Ethics Committee, as necessary, to determine the agenda for Board and Committee meetings; (iii) serves as the principal contact for and facilitates communication between the Independent Directors and the Company’s management; and (iv) performs any other duties that the Board may delegate to the Chair. The Chair also presides at separate meetings of the Independent Directors where various matters, including those being considered at Board meetings, are discussed.

The Board generally meets in person at regularly scheduled meetings four times throughout the year. In addition, the directors may meet in person or by telephone or videoconference at special meetings or on an informal basis at other times. As described below, the Board has established a standing committee: the Nominating, Audit and Ethics Committee (the “Committee”). In addition, the Board may establish non-standing Board committees from time-to-time. The Board also serves as the Company’s foreign custody manager in overseeing the custody of the Company’s assets outside of the U.S.

The directors have determined that the Board’s leadership structure is appropriate in light of the Company’s size and other characteristics. The Board believes that its structure enables the Board’s oversight of, and independence from, management, its ability to carry out its responsibilities through effective communication, and the Company’s overall corporate governance on behalf of shareholders.

The Board has concluded that, based on each director’s experience, qualifications, character, integrity, attributes, and skills on an individual basis and in combination with those of the other nominees, each standing director should continue to serve as a director. Among other attributes common to all directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other directors and management of the Company, and to exercise reasonable business judgment in the performance of their duties as directors. A director’s ability to perform his or her duties effectively may have been attained through: (i) business, consulting, professional, public service, or academic positions; (ii) a director’s educational background or professional training; (iii) experience from service as a director of the Company, other public companies, non-profit entities or other organizations; or (iv) other relevant experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each director that supports the conclusion that each person should serve as a director.

Mr. Hansen was nominated to be a director of the Company given his extensive mining company and finance experience. Mr. Hansen served as Chief Executive Officer of General Moly, Inc., a U.S.-based molybdenum mining company located in Lakewood, Colorado, from 2007 until 2020. Prior to that, Mr. Hansen served in various senior executive positions at Newmont Mining Corporation, including as Senior Vice President, Operations Services and Development from 2005-2007 and Senior Vice President and Chief Financial Officer at Newmont from 1999 to 2005. Mr. Hansen is also an independent director of Energy Fuels, Inc., a uranium and vanadium production company, and a director of New Moly LLC, a private molybdenum development company. Previously, Mr. Hansen was a past director of the Gold Institute, the National Mining Hall of Fame, and the Nevada Mining Association. Mr. Hansen also received a Distinguished Achievement Medal from the Colorado School of Mines in 2003. Mr. Hansen is currently a member of the Society for Mining Metallurgy and Exploration, the Mining and Metallurgical Society of America and the National Association of Corporate Directors.

Ms. Hoene was nominated to be a director of the Company given her extensive legal, compliance, regulatory, and management experience in the securities and investment management industry, including leading the legal development of the first exchange traded gold securities product from 2002-2004 on behalf of the World Gold Council. She served as Counsel in the Corporate Department of Carter Ledyard & Milburn LLP from 2010-2021, having previously served as Partner from 1999-2004 representing fund sponsors, investment advisors and independent directors of mutual funds and closed-end funds. She served as Senior Vice President & Independent Chief Compliance Officer for Columbia Funds, Liberty All-Star Funds, Galaxy Funds, BACAP Registered Hedge Fund and Columbia Multi-Strategy Hedge Fund (Bank of America Corporation) in Boston, MA from 2004-2007. Ms. Hoene has held senior management positions at the Securities Exchange Commission and several large financial services companies. She was a frequent speaker and panelist at fund industry conferences and has been an expert witness on matters involving the Investment Company and Investment Advisers Acts of 1940.

Mr. Donovan was nominated to be a director of the Company given his extensive investment and asset management experience. Mr. Donovan served as President of United States Steel and Carnegie Pension Fund from 2011-2017, in which capacity he researched and implemented investment decisions for defined benefit and defined contribution plan assets. Prior to that, Mr. Donovan held various senior investment positions with the same pension fund, including as Vice President of Investments from 2001-2011, and Industry Group Manager and Investment Analyst from 1994-2001. Mr. Donovan was also a Manager at Marathon Oil Company from 1992-1994. Mr. Donovan has a breadth of experience utilizing his undergraduate Accounting Degree and his later Juris Doctorate degree in tax, investment, accounting, legal, finance, and management responsibilities.

Mr. Merk was nominated to be a director of the Company given his extensive investment and asset management experience. Mr. Merk is the founder, President, and Chief Investment Officer of Merk Investments, the Company’s investment adviser. Merk Investments manages approximately $1.1 billion in gold and gold mining investments. Mr. Merk created the first U.S. based physical gold exchange traded fund with a patented process to facilitate delivery to investors of gold in coins or bars. Axel Merk is a sought-after speaker and author on topics ranging from the economy, currencies and gold to sustainable wealth and personal finance. Mr. Merk has been quoted by top tier media, been a guest at business TV, radio, podcasts and speaker at conferences. Mr. Merk founded Merk Investments’ predecessor company in 1994.

Risk Oversight

The Board is responsible for oversight of the risks associated with the Company’s operations including investment, compliance, operational, and valuation risks. Risk oversight is addressed as part of various regular Board and Committee activities. Day-to-day risk management functions are the responsibility of the Company’s management and service providers (depending on the nature of the risk), who carry out the Company’s investment management and business affairs. Management and service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider has its own interest in risk management, and its policies and methods of risk management will depend on its functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board, directly or through its Committee, interacts with and reviews reports from, among others, the Company’s Principal Executive Officer, Principal Financial Officer and Chief Compliance Officer, the Company’s independent registered public accounting firm, Company counsel, and service providers, as appropriate, regarding risk management and compliance matters.

Director Participation on Other Boards

The Company’s directors and director nominee may sit on boards of directors of other companies, trade associations, and non-profit entities. The Company considers such board service to be beneficial to the Company, provided there are no significant conflicts of interest and the director or director nominee is able to devote the time and attention to his or her duties on the Board and any Board committees on which he or she sits (i.e., is not “overcommitted”). Experience in these types of positions can provide the director or director nominee with a broader spectrum of experiences relating to corporate governance and other relevant matters.

BOARD COMMITTEES

Nominating, Audit and Ethics Committee

The current members of the Nominating, Audit and Ethics Committee (“Committee”) are Mr. Hansen (Chair), Ms. Hoene, and Mr. Donovan, each of whom is an Independent Director (and an independent director as that term is defined in the rules of the New York Stock Exchange (the “NYSE”)). The Board has determined that Mr. Hansen is qualified to serve as Audit Committee financial expert. The Committee acts pursuant to a written charter, a current copy of which is available on the Company’s website at www.asaltd.com. The responsibilities of the Committee include overseeing: (i) the Company’s accounting and financial reporting policies and practices; (ii) the Company’s internal controls and procedures; (iii) the integrity, quality and objectivity of the Company’s financial statements and the audit thereof; and (iv) the Company’s compliance with legal and regulatory requirements. The Committee is directly responsible for the selection, compensation, oversight and, when appropriate, termination of the Company’s independent auditors (subject to ratification of the selection by a majority of the Independent Directors and appointment by shareholders). Attached as Appendix A is a copy of the Company’s Nominating, Audit and Ethics Committee Report with respect to the Company’s audited financial statements for the fiscal year ended November 30, 2023.

The Committee is also responsible for identifying qualified candidates for the Board and the Committee of the Board. In that regard, the responsibilities of the Committee include: (i) considering and evaluating the structure, composition and membership of the Board and its Committee; (ii) evaluating and recommending the persons to be nominated by the Board for election as directors at the next Annual General Meeting of Shareholders and to fill vacancies on the Board as necessary; and (iii) evaluating and recommending directors to serve as members of the Committee of the Board.

INFORMATION REGARDING THE COMPANY’S PROCESS FOR NOMINATING DIRECTOR CANDIDATES

The Committee will recommend to the Board candidates for new or vacant Board positions, including in respect of anticipated vacancies or retirements, as applicable, based on its evaluation of which potential candidates are most qualified to serve and protect the interests of the Company’s shareholders and to promote the effective operations of the Board. In considering director candidates, the Committee may take into account a variety of factors, including whether the candidates: (i) are of the highest character and integrity; (ii) have distinguished records in their primary careers; (iii) have substantial experience and breadth of knowledge which is of relevance to the Company, particularly relating to gold and other precious minerals, finance, securities law, the workings of the securities markets, or investment management; (iv) have sufficient time available to devote to the affairs of the Company in order to fulfill their duties and responsibilities, including service on Board Committees; (v) are committed to working collaboratively with other members of the Board in promoting the best long-term interests of shareholders; (vi) qualify as Independent Directors; and (vii) are free of any conflicts of interest that would interfere with the proper performance of their duties as directors. The Committee has not adopted any specific diversity policy but will take into account in its consideration of new candidates to the Board whether a candidate’s background, experience and skills will contribute to the diversity of the Board and such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs.

The Committee considers candidates from any source deemed appropriate by the Committee, including: (i) the Company’s current directors; (ii) the Company’s officers; and (iii) the Company’s shareholders. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third-party search firm to identify potential candidates. Potential candidates may be subject to a background check, among other things.

The Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Shareholders may send resumes of recommended persons to the Chair—Nominating, Audit and Ethics Committee, ASA Gold and Precious Metals Limited, c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101 The shareholder recommendation must be received no later than October 19, 2024 to be considered for the 2025 Annual General Meeting of Shareholders. The shareholder recommendation must be accompanied by all information relating to such candidate that is required to be disclosed in solicitations of proxies for the election of directors. The recommendation must also include information sufficient for the Committee to determine whether the candidate could serve as an Independent Director. In addition, the shareholder recommendation must be accompanied by the written consent of the candidate to stand for election if nominated by the Board and to serve if elected by the shareholders.

DIRECTOR ATTENDANCE AT MEETINGS

During the fiscal year ended November 30, 2023, there were six formal meetings of the Board and six meetings of the Nominating, Audit and Ethics Committee. Each director attended all meetings of the Board and, if a member, the Committee during the time for which he or she served as a director.

Although the Company does not have a policy on director attendance at the Annual General Meetings of Shareholders, directors are encouraged to attend. The 2023 Annual General Meeting of Shareholders was attended by all of the Company’s directors.

SHAREHOLDER COMMUNICATIONS

Shareholders may send written communications to the Company’s Board or to an individual director by mailing such correspondence to the Board or to the individual director, ASA Gold and Precious Metals Limited, c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. Such communications must be signed by the shareholder and identify the number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must also meet all the requirements of Rule 14a-8. See “Shareholder Proposals” below.

STATEMENT BY SABA CAPITAL

The following statement was provided by Saba in its requisition notice delivered to the Company on December 1, 2023 for inclusion in the Company’s proxy statement for the Meeting. The Company makes no independent representation regarding the accuracy or completeness of the information provided by Saba.

ASA Gold and Precious Metals Limited (“ASA”) has traded at a substantial discount to NAV since November 30, 2018. Specifically, from November 30, 2018 to November 30, 2023, ASA’s average discount to NAV was -14.79%. We believe the Fund’s board of directors has been ineffective in addressing this discount to NAV. Saba is therefore nominating five[1] highly-qualified and independent director nominees who, if elected, will endeavor to close the Fund’s discount to NAV. Saba is seeking to improve ASA for the benefit of all shareholders and strongly encourages shareholders to vote in favor of the director nominees put forth by Saba.

PROPOSAL 2:

RATIFICATION AND APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT
AUDITORS AND AUTHORIZATION OF THE NOMINATING, AUDIT AND ETHICS
COMMITTEE OF THE BOARD TO SET THE AUDITORS’ REMUNERATION

In accordance with Section 89 of the Companies Act 1981 of Bermuda (the “Companies Act”), the Company’s shareholders have the authority to appoint the Company’s independent auditors and to authorize the Nominating, Audit and Ethics Committee of the Board of Directors (the “Committee”) to set the auditors’ remuneration. The Companies Act dictates that the independent auditor will hold office until the close of the next Annual General Meeting. Additionally, the Companies Act provides that the Board may set the remuneration of an independent auditor approved by the shareholders of the Company if the shareholders authorize them to do so. The Committee has nominated Tait, Weller & Baker LLP (“TWB”), Philadelphia, PA, an independent registered public accounting firm, to serve as the Company’s independent auditors to audit the accounts of the Company for the fiscal year ending November 30, 2024. TWB served as independent auditors to the Company for the fiscal year ending November 30, 2023. The Board, including a majority of the Independent Directors, has ratified TWB’s nomination and has directed that TWB’s selection be submitted to the Company’s shareholders for ratification and approval of appointment and for authorization to set the remuneration of TWB.

[1]	Saba subsequently reduced its slate to four directors on January 15, 2024, as described in the section entitled “Background of the Solicitation.”

In the opinion of the Committee, the services provided by TWB are compatible with maintaining the independence of the Company’s independent registered public accounting firm. TWB has informed the Company that, in its professional judgment, it is not aware of any relationships between TWB and the Company that may reasonably be thought to influence its independence.

A representative of TWB is expected to be available at the virtual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

Neither the Company nor anyone acting on its behalf consulted with TWB at any time prior to TWB’s initial selection by the Committee with respect to the application of accounting principles to any transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s accounts.

Audit and Non-Audit Fees

Aggregate fees charged by TWB for professional services rendered to the Company for the fiscal years ended November 30, 2022 and November 30, 2021 are set forth below:

	Fiscal Year 2023	Fiscal Year 2022
Audit Fees	$30,000	$30,000
Audit-Related Fees	0	0
Tax Fees	5,000	5,000
All Other Fees	0	0

Total	$35,000	$35,000

Audit Fees include the aggregate fees billed for professional services rendered by TWB for the audit of the Company’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings, including the annual and semi-annual reports.

Audit-Related Fees include the aggregate fees billed for assurance and related services by TWB that are reasonably related to the performance of the audit or review of the financial statements.

Tax Fees include the aggregate fees billed for professional services rendered by TWB in connection with tax compliance, tax advice and tax planning. The amounts for 2023 and 2022 include fees billed for U.S. tax advisory services.

All Other Fees include the aggregate non-audit fees not disclosed above that were billed for projects and services provided by TWB.

The aggregate fees charged by TWB for non-audit services rendered to the Company for each of the fiscal years ended November 30, 2023 and November 30, 2022 were $5,000, as noted above, for Tax Fees.

Policy on Nominating, Audit and Ethics Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Committee of the Company has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. During the fiscal year ended November 30, 2023, there were no services included in Audit-Related Fees, Tax Fees and All Other Fees that were approved by the Committee pursuant to the de minimis exception provided in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Any individual project that does not exceed $25,000 may be pre-approved by the Chair of the Committee. Any such pre-approval by the Chair of the Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level require specific pre-approval by the Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not established such policies and procedures.

Required Vote: The ratification and approval of the appointment of the Company’s independent auditors and the authorization for the Committee to set the auditors’ remuneration requires the affirmative vote of a majority of the votes cast at the Meeting.

The Board recommends that you vote FOR Proposal 2.

PROPOSAL 3:

APPROVAL TO INCREASE THE SHAREHOLDER VOTE REQUIRED TO CHANGE THE
COMPANY’S FUNDAMENTAL INVESTMENT POLICES

It is a fundamental policy of the Company that at least 80% of its total assets must be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange-traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion (the “80% Policy”). The Company also must abide by a variety of other fundamental investment policies and restrictions, which are reproduced on Appendix C.

Originally organized in South Africa, the Company was permitted to register as a closed-end investment company with the SEC in 1958 and offer its shares to investors under the terms of an order of exemption from provisions of the 1940 Act; this order has been amended by the SEC over the years for various reasons (including the reorganization of the Company into a Bermuda entity and the expansion of the investment purpose to the global mining industry) but the fundamental purpose of investing in gold and precious metal mining companies remains the basis on which the Company exists. The Company’s exemptive order places certain restrictions on the Company to ensure strict compliance with the 1940 Act and rules.

According to the Bye-Laws and in accordance with Section 13 of the 1940 Act, the Company’s fundamental policies may be changed by a shareholder vote of the lesser of: (1) more than 50% of the outstanding voting securities of the Company; or (2) 67% or more of the outstanding voting securities of the Company at a shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy (the “1940 Act Majority”). A 1940 Act Majority vote, therefore, could enable shareholders holding as little as 33.5% of the outstanding common shares to change the 80% Policy. In the event a concentrated minority shareholder held, for example, 17% of the Company’s outstanding common shares, such minority shareholder would only need to convince the holders of an additional 16.5% of outstanding common shares to approve a change to the 80% Policy. This effort would be made easier to the extent there were other like-minded concentrated minority holders.

The Board has approved, and is seeking shareholder approval of, an amendment to the Company’s Bye-Laws to require an affirmative vote of 60% or more of the outstanding voting securities of the Company to change the Company’s fundamental investment policies or restrictions, in addition to any other vote required by law or the Bye-Laws, including the 1940 Act Majority vote (the “60% Vote Requirement”). Accordingly, if approved, the 60% Vote Requirement would be required in addition to the current 1940 Act Majority requirement included in the Bye-Laws to change the Company’s fundamental investment policies or restrictions. Furthermore, any changes to the proposed 60% Vote Requirement would require approval by a vote of 60% or more of the outstanding voting securities of the Company. A copy of the proposed amendment to the Bye-Laws to implement the 60% Vote Requirement is included in Appendix D to this proxy statement.

The Board believes that the vast majority of shareholders have invested in the Company because of its fundamental investment policies and that a change of such policies should require a supermajority vote in order to assure that such a significant change has widespread support by the Company’s shareholders. The effort by Saba to put its own nominees on the Board has highlighted the risk that a concentrated minority shareholder could achieve control of the Company through forgiving director election standards that do not require widespread shareholder support for election, and afterwards seek and rather easily obtain fundamental changes to the Company inconsistent with the Company’s investment purpose, similarly without widespread shareholder support. Accordingly, the Board has unanimously determined that the 60% Vote Requirement, which is greater than the 1940 Act Majority required to change a fundamental investment policy or restriction under the 1940 Act, is in the best interests of the Company and its shareholders, and recommends that shareholders approve the 60% Vote Requirement.

Reasons for the 60% Vote Requirement

The Board believes that it is appropriate to adopt the 60% Vote Requirement to ensure the continuity of the Company’s fundamental investment policies and to prevent sudden and major changes to the fundamental nature of the Company and its investment program. The 60% Vote Requirement does not prevent changes to the Company, its investment program or its fundamental investment policies or restrictions, that may be desirable but rather is intended to reduce the ability of a concentrated minority investor, or a new investment adviser, to effectuate a change to the nature of the Company’s investment program without broad and widespread shareholder consensus.

The Board believes that shareholders have invested in the Company in order obtain exposure to its investment program that is focused on the gold and precious metals sector, and that broad and widespread shareholder consensus should exist before changing the fundamental nature of this investment program. On other occasions Saba director nominees that have gained control of a closed-end fund board have acted swiftly to hire Saba as investment adviser, which has then precipitated a fundamental realignment of the fund’s investment program. No matter who the Company’s investment adviser is, or who may choose to internally manage the Company, the Board believes that the Company’s fundamental character as a vehicle for investment in the gold and precious metals sector should be preserved absent a widespread shareholder mandate for change. The Board believes that this is especially important given that the Company operates pursuant to an exemptive order from the SEC that has, since the Company’s inception, been tailored to accommodate its existing investment program of investing in the gold and precious metals sector. The Board believes the 60% Vote Requirement is reasonably designed to give shareholders the ultimate control in the direction of their Company’s investment program and is therefore in the best interests of the Company and all shareholders.

Proposed Resolution

The Board is proposing that the Company adopt the following resolution:

“RESOLVED, to approve an amendment to the Company’s Bye-Laws to require an affirmative vote of 60% or more of the outstanding voting securities of the Company to change the Company’s fundamental investment policies or restrictions, in addition to any other vote required by law or the Bye-Laws, including the 1940 Act Majority vote, in the form set out in Appendix D to the Proxy Statement.”

Required Vote: Approval of the 60% Vote Requirement requires the affirmative vote of a majority of the votes cast at the Meeting.

The Board recommends that you vote FOR Proposal 3.

PROPOSAL 4:

APPROVAL TO INCREASE THE COMPANY’S AUTHORIZED SHARE CAPITAL

The Company’s Memorandum of Association and Certificate of Deposit of Memorandum of Increase of Share Capital provides that the authorized share capital of the Company is US$40,000,000. The authorized share capital is sub-divided into 40,000,0000 common shares, par value $1.00 per share. The Board has approved, and is seeking shareholder approval of, an increase in the authorized share capital from US$40,000,000 to US$80,000,000 which would increase the number of common shares authorized for issuance from 40,000,000 to 80,000,000 (the “Authorized Share Capital Increase”). The Board has unanimously determined that the Authorized Share Capital Increase is in the best interests of the Company and its shareholders, and recommends that shareholders approve the Authorized Share Capital Increase. In accordance with the Companies Act, the Company is hereby seeking approval of the Authorized Share Capital Increase by its shareholders.

Under Bermuda law, the Company’s shareholders are not entitled to appraisal or dissenters’ rights with respect to the proposal to increase the Company’s authorized share capital, and the Company will not independently provide shareholders with any such rights.

Reasons for the Authorized Share Capital Increase

The purposes of the Authorized Share Capital Increase are to provide the Company with the flexibility to conduct future issuances of common shares (i) in connection with potential future capital raises or equity financing, (ii) in connection with potential anti-takeover devices, including a shareholder rights plan, or (iii) for other general corporate purposes. Although the Company has recently adopted a shareholder rights plan, it currently is not contemplating any major transactions or other actions that would require the Authorized Share Capital Increase. If the Authorized Share Capital Increase is approved, the Board does not intend to issue any additional common shares except on terms which the Board deems to be in the best interests of the Company and its then existing shareholders.

While the Board has not made any definitive determinations regarding whether to adopt a new shareholder rights plan when the existing shareholder rights plan expires on April 29, 2024, the Board believes that approving the Authorized Share Capital Increase would give the Company the necessary flexibility to address takeover attempts that would not be in the best interests of all shareholders, including any attempts by a potential acquiror to obtain creeping control without paying all shareholders what the Board considers to be an appropriate premium for that control. The Authorized Share Capital Increase would also enable the Company to issue common shares in connection with a potential future capital raise or rights offering if required or desirable to meet the Company’s capital needs.

In determining the size of the proposed Authorized Share Capital Increase, beyond the use in potential future shareholder rights plans, the Board considered a number of factors, including the Company’s historical issuances of shares and the Company’s potential future needs, including that the Company may potentially need to issue additional shares in connection with one or more future equity transactions, acquisitions or other strategic transactions, or for other general corporate purposes.

Certain Risks and Possible Disadvantages Associated with the Authorized Share Capital Increase

The Authorized Share Capital Increase will not have any immediate effect on the rights of our existing shareholders. However, the Board will have the authority to issue the additional 40,000,000 common shares without requiring future shareholder approval of such issuances, except as may be required by applicable law or rules the New York Stock Exchange or of any stock exchange on which our securities may be listed. The issuance of additional common shares may decrease the relative percentage of equity ownership of our existing shareholders, thereby diluting the voting power of their common shares. The perception that there might be additional dilution to our existing shareholders may put pressure on the price of the common shares.

The issuance of additional common shares may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of the Company through subsequent issuances of these shares and the other reasons set forth above, which, among other things, could include issuances in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely. A takeover may be beneficial to certain shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their common shares as compared to the then-existing market price.

If the Authorized Share Capital Increase is approved, it is currently expected that all newly authorized common shares issuable from the Company’s authorized share capital would have the same voting rights and rights to any dividends or other distributions by the Company as the common shares currently issuable from its share capital. Therefore, should the Board determine to issue additional common shares, existing shareholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

Under the Company’s existing shareholder rights plan, each right, if triggered, would permit the holder to purchase one share of common stock for $1.00 per share. The existing rights plan currently expires on April 29, 2024. If the Authorized Share Capital Increase proposal is approved by shareholders, the Board would be able to adopt a new shareholder rights plan which provides for the same or greater dilution to the party that triggered the rights plan. For example, a new rights plan could permit shareholders to purchase two or three shares for $1.00 per share, rather than at $1.00 per share, resulting in greater dilution to the triggering party than the existing rights plan. It should be noted that the Board has not made any definitive determination regarding whether to adopt a new shareholder rights plan when the existing shareholder rights plan expires on April 29, 2024.

If the Authorized Share Capital Increase is not approved by shareholders, then the Company will be limited in its ability to use common shares to prevent a potential takeover or acquisition of “creeping” control of the Company that the Company does not believe to be in the best interests of the Company and its shareholders. In addition, the Company would be limited in its ability to issue additional common shares in connection with potential future equity transactions, acquisitions or other strategic transactions, or for other general corporate purposes.

There can be no assurance that the Authorized Share Capital Increase will be approved or, if approved, that the Authorized Share Capital Increase will not have an adverse effect on the price of the common shares.

Our directors and executive officers have no substantial interests, directly or indirectly, in the Authorized Share Capital Increase, except to the extent of their ownership in common shares.

Proposed Resolution

The Board is proposing that the Company adopt the following resolution:

“RESOLVED, to approve an increase in the Company’s authorized share capital from US$ 40,000,000 to $80,000,000 and that the secretary of the Company be authorized to make all related filings with the Registrar of Companies.”

Required Vote: Approval of the Authorized Share Capital Increase requires the affirmative vote of a majority of the votes cast at the Meeting.

The Board recommends that you vote FOR Proposal 4.

PRESENTATION OF FINANCIAL STATEMENTS

In accordance with Section 84 of the Companies Act, the Company’s audited financial statements for the fiscal year ended November 30, 2023 will be made available at the Meeting. There is no requirement under Bermuda law that such statements be approved by the shareholders, and no such approval will be sought at the Meeting.

SHAREHOLDER LITIGATION

On January 31, 2024, Saba filed a complaint against the Company and directors Mary Joan Hoene, Bruce Hansen, William Donovan, and Axel Merk, and former director Anthony Artabane, who retired prior to the consideration and adoption of the shareholder rights plan, in the United States District Court for the Southern District of New York. Saba's complaint seeks rescission of the shareholder rights plan and a declaratory judgment that the shareholder rights plan is invalid under Sections 18(d) and 23(b) of the 1940 Act. Since the adoption of the shareholder rights plan, Saba has not purchased sufficient common shares to trigger the shareholder rights plan. Saba alleges, however, that it would purchase more of the Company’s common shares but for the existence of the shareholder rights plan.

ADDITIONAL INFORMATION

The principal executive office of the Company is located at ASA Gold and Precious Metals Limited, c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex Group Ltd. (d/b/a Apex Fund Services), located at Three Canal Plaza, Suite 600, Portland, Maine 04101, provides fund accounting and administration services to the Company. Merk Investments LLC, located at 1150 Chestnut Street, Menlo Park, California 94025, serves as the investment adviser to the Company.

SHAREHOLDER PROPOSALS

In order for a shareholder proposal to be included in the Company’s proxy statement and proxy card for the 2025 Annual General Meeting pursuant to Rule 14a-8 of the Exchange Act, the proposal must be received no later than [●], 2024. The timely submission of a proposal does not guarantee its inclusion in the Company’s proxy materials. If a shareholder wishes to present a proposal or nomination of a person as a director for consideration at the 2025 Annual General Meeting without inclusion of such proposal or nomination in the Company’s proxy statement and proxy card pursuant to Rule 14a-8 of the Exchange Act, the notice of such proposal or nomination must be received no later than [●], 2024.

Bermuda law provides that only registered shareholders holding not less than 5% of the total voting rights in the Company or 100 registered shareholders together may require that a proposal be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at the registered office of the Company (ASA Gold and Precious Metals Limited, Vallis Building, 4th Floor, 58 Par-La-Ville Road, Hamilton HM 11, Bermuda) no less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.

OTHER MATTERS

The management of the Company knows of no other business that will be presented for consideration at the Meeting. If, in her discretion, the Chair determines that other business has properly come before the Meeting that requires a vote of the shareholders, the persons named as proxies will vote thereon in accordance with their best judgment.

[●], 2024

APPENDIX A

ASA GOLD AND PRECIOUS METALS LIMITED

NOMINATING, AUDIT AND ETHICS COMMITTEE REPORT

The Nominating, Audit and Ethics Committee (the “Committee”) of the Board of Directors (the “Board”) of ASA Gold and Precious Metals Limited (the “Company”) was created to identify qualified candidates for the Board and Committee and to assist the Board in its oversight of matters relating to accounting and financial reporting, internal control over financial reporting, the integrity, quality and objectivity of the Company’s financial statements and the independent audit thereof, the Company’s independent auditors, and certain legal and regulatory compliance. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit. The independent auditors report directly to the Committee and are ultimately accountable to the Board and the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In carrying out its responsibilities, the members of the Committee are entitled to rely, in good faith, on: (i) the integrity of those persons and organizations inside and outside the Company from which the Committee receives information; and (ii) the accuracy of the financial and other information provided and representations made to the Committee by such persons or organizations.

In addition, the Board and the Committee have reviewed and discussed the Company’s audited financial statements with management and with Tait, Weller & Baker, LLP (“TWB”), the Company’s independent auditors. The Committee has discussed with TWB the matters required to be discussed pursuant to the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), including those covered by Auditing Standard No. 1301, and have received the written disclosures and the letter from TWB required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Committee concerning independence. The Committee has discussed with TWB its independence.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Committee set forth in the Nominating, Audit and Ethics Committee Charter, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report for the fiscal year ended November 30, 2023.

This report has been approved by all of the members of the Committee (whose names are listed below), each of whom has been determined to be independent as defined in the New York Stock Exchange’s listing standards.

January 12, 2024

Bruce Hansen (Chair)
Mary Joan Hoene
William Donovan

APPENDIX B

SUPPLEMENTAL INFORMATION

REGARDING PARTICIPANTS IN THE COMPANY’S SOLICITATION OF PROXIES

The following tables (“Directors and Nominees” and “Officers and Employees”) set forth the name and business address of the Company’s directors and nominees, and the name, present principal occupation and business address of our officers and employees who, under the rules of the SEC, are considered to be “participants” in the Company’s solicitation of proxies from our shareholders in connection with the Meeting (collectively, the “Participants”).

Directors and Nominees

The principal occupations of the Company’s directors and nominees are set forth under Proposal 1 of this proxy statement. The names of the Company’s directors and nominees, and their business addresses, are set forth below.

Name	Business Address
William Donovan	c/o ASA Gold and Precious Metals Limited, Three Canal Plaza, Portland, Maine 04101
Bruce Hansen	c/o ASA Gold and Precious Metals Limited, Three Canal Plaza, Portland, Maine 04101
Mary Joan Hoene	c/o ASA Gold and Precious Metals Limited, Three Canal Plaza, Portland, Maine 04101
Alexander Merk	c/o ASA Gold and Precious Metals Limited, Three Canal Plaza, Portland, Maine 04101

Officers and Employees

The principal occupations of the Company’s executive officers and employees who are considered Participants are set forth below. The principal occupation refers to such person’s position with the Company, and the business address for each person is c/o ASA Gold and Precious Metals Limited, Three Canal Plaza, Portland, Maine 04101.

Executive Officer and Employee Participants as a Group:

Name	Position
Peter Maletis	President

Information Regarding Ownership of Company Securities by Participants

The number of shares of Company common stock beneficially owned by the Company’s directors and named executive officers as of January 31, 2024, is set forth under the “Security Ownership of the Company” section of this proxy statement.

Information Regarding Transactions in Company Securities by Participants

The following table sets forth information regarding purchases and sales of Company securities by each Participant during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Shares	Transaction Type
William Donovan	July 25, 2022	500	Acquisition of common shares
	December 19, 2023	1,500	Acquisition of common shares

Bruce Hansen	September 27, 2022	899	Acquisition of common shares
	September 27, 2022	100	Acquisition of common shares
	September 28, 2022	1	Acquisition of common shares
	January 2, 2024	2,000	Acquisition of common shares

Mary Joan Hoene	January 19, 2022	70	Acquisition of common shares
	July 5, 2022	100	Acquisition of common shares
	December 8, 2023	500	Acquisition of common shares
	December 20, 2023	500	Acquisition of common shares
	January 2, 2024	500	Acquisition of common shares
	January 3, 2024	100	Acquisition of common shares
	January 8, 2024	400	Acquisition of common shares

Alexander Merk	December 5, 2023	2,100	Acquisition of common shares
	December 6, 2023	3,600	Acquisition of common shares
	December 7, 2023	4,500	Acquisition of common shares
	December 8, 2023	6,700	Acquisition of common shares
	December 11, 2023	4,350	Acquisition of common shares
	December 11, 2023	100	Acquisition of common shares
	December 12, 2023	7,720	Acquisition of common shares
	December 14, 2023	24,400	Acquisition of common shares
	January 2, 2024	25,549	Acquisition of common shares

Miscellaneous Information Concerning Participants

Except for the Investment Advisory Agreement between the Company and Merk Investments LLC (the “Investment Advisory Agreement”) or as described in this Appendix B or in this proxy statement, neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since December 1, 2022 or has knowledge of any current proposed transaction or series of proposed transactions (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Appendix B or in this proxy statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and (b) no participant owns any securities of the Company of record but not beneficially.

Except for the Investment Advisory Agreement or as described in this Appendix B or in this proxy statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to (i) any future employment by the Company or any of its affiliates or (ii) any future transactions to which the Company or any of its affiliates will or may be a party.

Except for the Investment Advisory Agreement or as described in this Appendix B or in this proxy statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since December 1, 2022 with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except for the Investment Advisory Agreement or ownership described in this Appendix B or in this proxy statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting.

APPENDIX C

FUNDAMENTAL POLICIES AND RESTRICTIONS

The following are fundamental investment policies of the Company, in addition to the 80% Policy, that may not be changed without shareholder approval.

Issuance of Senior Securities. It is the policy of the Company not to issue any class of senior securities (debt obligations or preferred stock), except that the Company may issue senior securities representing indebtedness payable in money of any currency, in any amount and on any terms that the Board may deem advisable, provided that no such senior securities shall (a) result in the Company's total indebtedness for borrowed money immediately after such issue having an asset coverage of less than 300% (securities listed on the JSE Securities Exchange South Africa to be valued for this purpose at their then current market value on such exchange) or (b) be secured by the pledge, mortgage or hypothecation of any of the Company's assets.

Short Sales, Purchases on Margin and Put and Call Options. It is the policy of the Company not to purchase any securities on margin or sell any securities short.

Borrowing. It is the policy of the Company to borrow money of any currency, in any amount and on any terms that the Board of Directors may deem advisable, provided that no such borrowing shall (a) result in the Company's total indebtedness for borrowed money immediately after such borrowing having an asset coverage of less than 300% (securities listed on the JSE Securities Exchange South Africa to be valued for this purpose at their then current market value on such exchange) or (b) be secured by the pledge, mortgage or hypothecation of any of the Company's assets.

Underwriting Securities of Other Issuers. It is the policy of the Company not to make any commitment in respect of any underwriting of securities, or in any participation in any such underwriting, that could or would, through joint obligations or by reason of defaults on the part of other participants, involve the assets of the Company to an extent over and above prescribed and specific amounts intended or permitted to be acquired as an addition to portfolio holdings. Furthermore, the Company may not participate as an underwriter of securities in any underwriting that could result in the Company's holding securities or amounts of securities not permitted by its investment restrictions.

Purchase or Sales of Real Estate and Real Estate Mortgage Loans. It is the policy of the Company not to purchase or sell real estate except (a) to the extent necessary to provide it with an office for the transaction of its business and (b) that the Company may invest up to 20% of the value of its total assets in common shares or securities convertible into common shares of companies primarily engaged outside of South Africa in extractive or related industries or in the holding or development of real estate. The Company may not pledge, mortgage or hypothecate any of its assets.

Purchase or Sale of Commodities or Commodity Contracts. It is the policy of the Company not to purchase or sell commodities or commodities contracts, except that the Company may hold assets in the form of gold, silver, platinum or other precious minerals bullion or certificates of deposit therefor. The Company does not intend to deal in bullion.

Loans. It is the policy of the Company not to lend its funds or other assets to any person, other than through the purchase, in accordance with its investment policies, of securities.

Investment in Securities of Other Investment Companies. It is the policy of the Company that it may purchase securities issued by another investment company otherwise than in the open market, but only within the limitations imposed by the 1940 Act.

Investments of Cash. It is the policy of the Company to invest its cash in U.S. Treasury bills, repurchase agreements and other high grade money market instruments including, without limitation, bank certificates of deposit, bankers’ acceptances, bank time deposits, notes and commercial paper. The Company may also invest its funds in South African rand-denominated accounts, which may be interest bearing, with an Eligible Foreign Custodian or an overseas branch of a Qualified U.S. Bank (as such terms are defined in the 1940 Act) located in South Africa.

Purchase of Securities of New Issuers. It is the policy of the Company not to purchase the securities of any issuers that have a record of less than three years' continuous operation (such period to include the period of operation of any predecessor, if the issuer whose securities are proposed as an investment has come into existence as a result of a merger, consolidation, reorganization or the purchase of substantially all of the assets of such predecessor) if such purchase at the time thereof would cause more than 10% of the value of the Company's total assets to be invested in the securities of such issuers.

Purchase of Securities Issued by Brokers, Dealers, Underwriters, Investment Advisers and Insurance Companies. It is the policy of the Company not to purchase or otherwise acquire any securities issued by brokers, dealers, underwriters, investment advisers or insurance companies except (i) securities of an investment advisory subsidiary organized by the Company, and (ii), within the limitations imposed by the 1940 Act, any securities issued by insurance companies.

Purchase of Securities of Certain Related Entities. It is the policy of the Company not to purchase or hold securities of any issuer any of whose officers, directors, trustees or security holders are also officers or directors of the Company if any one or more of such persons own beneficially more than 1/2 of 1% of the securities of that issuer and the persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such securities of such issuer.

Pledge or Mortgage of Assets. It is the policy of the Company not to pledge, mortgage or hypothecate any of its assets.

Participation in Trading Account. It is the policy of the Company not to participate on a joint, or a joint and several, basis in any trading account in securities, except in connection with an underwriting in which the Company is a participant.

APPENDIX D

PROPOSED BYE-LAW AMENDMENT FOR 60% VOTE REQUIREMENT

110. These Bye-Laws may be amended from time to time by resolution of the Board, but subject to approval by Resolution and, if required, by the vote set forth in Bye-Law 139.2.

***

139.1 When and so long as the Company shall be registered under the Investment Company Act, unless authorized by a vote of the lesser of (1) more than 50% of the outstanding voting securities of the Company; or (2) 67% or more of the outstanding voting securities of the Company at a shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, the Company shall not:

(1) change the nature of its business so as to cease to be an investment company;

(2) change from a closed-end company to an open-end company;

(3) change from a diversified company to a non-diversified company;

(4) borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons, except in each case in accordance with the recitals of policies contained in its registration statement under the Investment Company Act in respect thereto;

(5) deviate from its policy in respect of concentration of investments in any particular industry or group of industries as recited in its registration statement under the Investment Company Act; or

(6) deviate from any of the fundamental policies recited in its registration statement. (Investment Company Act, S.5, and S.13(a).)

139.2 In addition to any other vote required by law or these Bye-Laws, unless authorized by the affirmative vote of 60% or more of the outstanding voting securities of the Company, the Company shall not deviate from or change, modify or repeal any of the fundamental policies recited in its registration statement. Any modification, repeal, amendment or change to this Bye-Law 139.2 shall require approval by the affirmative vote of 60% or more of the outstanding voting securities of the Company.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION - DATED FEBRUARY 1, 2024

PO Box 211230, Eagan, MN 55121-9984

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy cardin the envelope provided.

VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to: www.proxyvotenow.com/ASA2024 3. Follow the simple instructions.

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free: 855-461-6860 3. Follow the simple instructions.

Please detach at perforation before mailing.

ASA GOLD AND PRECIOUS METALS LIMITED

PROXY FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 26, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy is being solicited on behalf of the Board of Directors of ASA Gold and Precious Metals Limited (the “Company”). The undersigned hereby appoints as proxies Karen Shaw, Zachery Tackett and Darren Thayer, and each of them (with full power of substitution), to represent the undersigned and vote all common shares of the Company that the undersigned may be entitled to vote (as of the record date) at the Annual General Meeting of Shareholders to be held virtually on April 26, 2024 at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof (the “Meeting”), with all the power the undersigned would have if personally present. Please refer to the Proxy Statement for instructions on how to participate in the virtual Meeting.

The shares represented by this proxy will be voted as instructed. Unless to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each of the nominees listed in Proposal 1 and “FOR” Proposals 2-4, with discretionary power to vote upon such other business as may properly come before the Meeting.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2-4 AND IN THE DISCRETION OF THE NAMED PROXIES WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)

This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable   Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

ASA-100224

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on April 26, 2024.

The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/ASAGold2024

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE
REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board of Directors. It will be voted as specified.
If no specification is made, this proxy shall be voted “FOR” each of the nominees listed in Proposal 1, “FOR” Proposals 2-4 and in the discretion of the named proxies with respect to any other business as may properly come before the Meeting.
The Board of Directors recommends that you vote “FOR” each of the nominees listed in Proposal 1, and “FOR” Proposals 2-4.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

1.	Election of Directors:		FOR	AGAINST	ABSTAIN
	(01)	William Donovan	☐	☐	☐
	(02)	Bruce Hansen	☐	☐	☐
	(03)	Mary Joan Hoene	☐	☐	☐
	(04)	Alexander Merk	☐	☐	☐
2.	To ratify and approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2024, and to authorize the Nominating, Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration;		☐	☐	☐
3.	To approve an increase to the shareholder vote required to change the Company’s fundamental investment policies; and		☐	☐	☐
4.	To approve an increase to the Company’s authorized share capital.		☐	☐	☐
The named proxies will have discretionary authority to vote with respect to any other business that may come before the Meeting.

ASA-100224